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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Berkshire Bancorp Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 (the "Report"), I, Steven Rosenberg as Chief Executive Officer. President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ Steven Rosenberg
                                              ----------------------------------
                                              Steven Rosenberg,
                                              Chief Executive Officer, President
                                              and Chief Financial Officer

                                              August 11, 2003

A signed original of this written statement required by Section 906 has been provided to Berkshire Bancorp Inc. and will be retained by Berkshire Bancorp Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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